--------------------------------------------------------------------------------
MID CAP BLEND
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                               [GRAPHIC OMITTED]

The Alliance Fund

Annual Report
November 30, 2000

                            [LOGO] AllianceCapital(R)
                      The Investment Professional's Choice

                          Investment Products Offered
                        -------------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                        -------------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
January 29, 2001

Dear Shareholder:

This report provides information regarding the investment results and market activity for The Alliance Fund (the "Fund") for the annual reporting period ended November 30, 2000.

Investment Objective and Policies

The Alliance Fund is an open-end, diversified investment company that seeks long-term growth of capital and income primarily through investments in common stocks that Alliance Capital believes will appreciate in value. The Fund may invest in a variety of securities, including convertible bonds, U.S. government securities and other high-quality short-term investments. The Fund has the flexibility to invest without limits in foreign securities.

Investment Results

In the following table, the Fund's performance is compared with that of the Standard & Poor's MidCap 400 Index, which is a measure of mid-cap stock performance.

The Fund's underperformance versus the benchmark during the period under review resulted from significantly overweight positions in telecommunication shares. Holdings such as Global Telesystems, United Globalcom and NTL Inc. declined sharply as concerns regarding a weakening economy, combined with high debt levels for the telecommunication industry, severely depressed share prices. Since year-end, we have significantly reduced telecommunications holdings because we believe the outlook for these companies remains uncertain.

Investment Results*
Periods Ended November 30, 2000

                          ---------------------------
                                 Total Returns
                          ---------------------------
                          6 Months          12 Months
-----------------------------------------------------
The Alliance Fund
  Class A                  -11.40%           -15.73%
-----------------------------------------------------
  Class B                  -11.70%           -16.48%
-----------------------------------------------------
  Class C                  -11.72%           -16.51%
-----------------------------------------------------
S&P MidCap
400 Index                    1.64%            15.64%
-----------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will differ due to different expenses associated with this class. Past performance is no guarantee of future results.

      The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

      An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including The Alliance Fund.

      Additional investment results appear on pages 4-7.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 1

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Review of Investment Strategy

The Fund is primarily invested in mid-cap companies (those with market capitalizations between $2 billion and $20 billion). Many rapidly growing companies with attractive valuations exist in this area and we attempt, through the firm's equity research, to identify and own the most attractive stocks in this market capitalization range.

Presently, the Fund has large holdings in the financial services sector, with special focus on insurance and brokerage stocks. Demographic trends favor a strong growth rate from brokerage and money management firms as baby boomers age and plan retirement. As for insurance, we see early signs of pricing strength and a positive turn in the insurance cycle. Our key holdings in this sector include A.G. Edwards, Legg Mason, Ace Limited and CNA Financial.

Travel and entertainment is another key portfolio theme. Cruise ship operators, airlines and gaming companies are the major investments here. Carnival Corporation, Continental Airlines and Park Place all sell at below market price earnings ratios and have very attractive long term growth prospects.

Thirdly, we have used the sharp decline in technology stocks over the past eight months to add to our hold ings in this sector. Among the additions have been purchases of selected contract manufacturing companies. These companies manufacture the key electronics products of major technology innovators. Our largest purchase in this sector has been Flextronics, a rapidly growing manufacturer who builds substantial amounts of product for companies like Cisco, Ericsson and Motorola.

Outlook

The economic outlook for the United States has been deteriorating for the past several months. Economic growth has clearly slowed as earnings warnings from several major companies have shown. While this weakening growth outlook has, and may continue to have, a depressing influence on equity markets, many stocks are currently selling at very attractive valuations. On a more positive side, the economic slowdown reduces concerns about a resumption of inflation. In response to this slowing economy, the Federal Reserve has eased interest rates twice in January. Thus far in 2001, the market has rallied in response to the Fed easing. All of this suggests cautious optimism as the new year unfolds.

While the current environment is indeed difficult, it presents the Fund with increasingly attractive opportunities. Once it becomes clear that economic improvement is on the horizon, we believe the equity market will rally strongly.

Portfolio Management Change

We are pleased to report that portfolio management responsibilities for The Alliance Fund are being transferred to the team of Michael J. Keohane and Tara Yeager. Mr. Keohane and Ms. Yeager have over 22 years combined investment experience, and seven combined years at Alliance where they have enjoyed successful careers as research analysts. As a team, the two managers will focus their efforts on managing the Fund to its mid-cap style.


--------------------------------------------------------------------------------
2 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                          LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

[PHOTO]

John D. Carifa

[PHOTO]

Alden M. Stewart

Thank you for your continued interest in The Alliance Fund. We believe the Fund is well positioned with investments in growing companies with attractive valuations, and we thank you for your interest in the Fund.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Alden M. Stewart

Alden M. Stewart
Executive Vice President


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 3

--------------------------------------------------------------------------------
PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
GROWTH OF A $10,000 INVESTMENT
11/30/90 TO 11/30/00

o The Alliance Fund
o Standard & Poor's MidCap 400 Index

[LINE CHART OMITTED]

S&P MidCap 400 Index: $60,127

The Alliance Fund Class A: $37,308

This chart illustrates the total value of an assumed $10,000 investment in The Alliance Fund Class A shares (from 11/30/90 to 11/30/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

When comparing The Alliance Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
4 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                              PERFORMANCE UPDATE
--------------------------------------------------------------------------------

PERFORMANCE UPDATE

THE ALLIANCE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

o The Alliance Fund
o S&P MidCap 400 Index

                              [BAR CHART OMITTED]

                  The Alliance Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                                                           S&P MidCap
                              The Alliance Fund             400 Index
--------------------------------------------------------------------------------
        11/30/91                    22.40%                    42.02%
        11/30/92                    27.81%                    21.08%
        11/30/93                    14.10%                    12.55%
        11/30/94                    -1.23%                    -0.03%
        11/30/95                    37.87%                    32.48%
        11/30/96                    16.49%                    18.77%
        11/30/97                    31.82%                    27.45%
        11/30/98                    -8.48%                    10.40%
        11/30/99                    35.37%                    21.37%
        11/30/00                   -15.73%                    15.64%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Standard & Poor's MidCap 400 Index consists of 400 U.S. companies that are chosen for their market size, liquidity, and industry group representation. It is a market-value weighted index representing approximately 10% of the aggregate market value of U.S. domestic companies.

An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including The Alliance Fund.


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 5

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

PORTFOLIO SUMMARY
November 30, 2000

INCEPTION DATES

Class A Shares
7/7/38
Class B Shares
3/4/91
Class C Shares
5/3/93

PORTFOLIO STATISTICS

Net Assets ($mil): $967.0
Median Market Capitalization ($mil): $4,533

                                                             [PIE CHART OMITTED]

SECTOR BREAKDOWN

o 31.0% Consumer Services
o 26.8% Finance
o 13.3% Utilities
o  9.6% Healthcare
o  9.3% Technology
o  4.4% Energy
o  2.7% Consumer Staples
o  1.6% Capital Goods
o  0.5% Multi Industry Companies
o  0.3% Basic Industry
o  0.2% Consumer Manufacturing
o  0.3% Short-Term

                                                             [PIE CHART OMITTED]

HOLDING TYPE

o 99.4% Equity
o  0.3% Convertible Bond
o  0.3% Short-Term

All data as of November 30, 2000. The Fund's holdings and sector breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                              INVESTMENT RESULTS
--------------------------------------------------------------------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                            Without Sales Charge      With Sales Charge
             1 Year               -15.73%                  -19.36%
            5 Years                 9.90%                    8.96%
           10 Years                14.57%                   14.07%

Class B Shares
--------------------------------------------------------------------------------
                            Without Sales Charge      With Sales Charge
             1 Year               -16.48%                  -19.52%
            5 Years                 8.96%                    8.96%
    Since Inception*(a)            11.88%                   11.88%

Class C Shares
--------------------------------------------------------------------------------
                            Without Sales Charge      With Sales Charge
             1 Year               -16.51%                  -17.27%
            5 Years                 8.88%                    8.88%
    Since Inception*               11.55%                   11.55%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (December 31, 2000)

                                  Class A          Class B          Class C
                                  Shares            Shares           Shares
--------------------------------------------------------------------------------
             1 Year               -19.44%          -19.59%          -17.40%
            5 Years                10.89%           10.95%           10.86%
           10 Years                14.49%             n/a              n/a
    Since Inception*               11.24%           12.62%           12.48%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A shares or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with this class.

The Fund can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign securities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 3/4/91 Class B; 5/3/93 Class C.

(a)   Assumes conversion of Class B shares into Class A shares after 8 years.

n/a:  not applicable


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 7

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                                      Percent of
Company                                              Value            Net Assets
--------------------------------------------------------------------------------
Legg Mason, Inc.                              $ 66,443,688                 6.9%
--------------------------------------------------------------------------------
Continental Airlines, Inc.                      54,900,000                 5.7
--------------------------------------------------------------------------------
CNA Financial Corp.                             53,921,875                 5.6
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                  46,504,500                 4.8
--------------------------------------------------------------------------------
Health Management Associates, Inc.              42,625,000                 4.4
--------------------------------------------------------------------------------
United States Cellular Corp.                    40,962,500                 4.2
--------------------------------------------------------------------------------
Associates First Capital Corp. Cl.A             38,843,750                 4.0
--------------------------------------------------------------------------------
Park Place Entertainment Corp.                  34,937,500                 3.6
--------------------------------------------------------------------------------
ACE, Ltd.                                       33,575,000                 3.5
--------------------------------------------------------------------------------
Carnival Corp.                                  33,477,675                 3.4
--------------------------------------------------------------------------------
                                              $446,191,488                46.1%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2000

                                              ----------------------------------
                                                           Shares*
                                              ----------------------------------
                                                                       Holdings
Purchases                                           Bought             11/30/00
--------------------------------------------------------------------------------
Applera Corp.-Applied Biosystems Group             235,000              315,000
--------------------------------------------------------------------------------
Carnival Corp.                                   1,375,600            1,475,600
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                              377,700              600,000
--------------------------------------------------------------------------------
Edison Schools, Inc.                               429,300              480,900
--------------------------------------------------------------------------------
Flextronics International, Ltd.                    775,000              775,000
--------------------------------------------------------------------------------
Kerr-McGee Corp.                                   200,000              400,000
--------------------------------------------------------------------------------
Millicom International Cellular, SA                235,000            1,435,000
--------------------------------------------------------------------------------
Northwest Airlines Corp.                           625,000            1,250,000
--------------------------------------------------------------------------------
StorageNetworks, Inc.                              250,000              250,000
--------------------------------------------------------------------------------
UnitedGlobalCom, Inc. Cl.A                         747,400              997,400
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                                                 Sold             11/30/00
--------------------------------------------------------------------------------
AFLAC, Inc.                                        350,000                   -0-
--------------------------------------------------------------------------------
Comcast Corp. Cl.A                                 400,000                   -0-
--------------------------------------------------------------------------------
Continental Airlines, Inc.                         250,000            1,200,000
--------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.              650,200                   -0-
--------------------------------------------------------------------------------
Foundry Networks, Inc.                             300,000                   -0-
--------------------------------------------------------------------------------
Healthsouth Corp.                                2,625,000                   -0-
--------------------------------------------------------------------------------
Royal Caribbean Cruises, Ltd.                      730,600              719,400
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                             500,000                   -0-
--------------------------------------------------------------------------------
TJX Cos., Inc.                                     660,000                   -0-
--------------------------------------------------------------------------------
Unifi, Inc.                                      1,600,000                   -0-
--------------------------------------------------------------------------------

*     Adjusted for a stock split.


--------------------------------------------------------------------------------
8 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2000

Company                                               Shares               Value
--------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-96.5%

Consumer Services-30.1%
Airlines-11.9%
Continental Airlines, Inc.(a) ...............      1,200,000      $   54,900,000
Delta Air Lines, Inc. .......................        600,000          28,500,000
Northwest Airlines Corp.(a) .................      1,250,000          31,484,375
                                                                  --------------
                                                                     114,884,375
                                                                  --------------
Broadcasting & Cable-1.6%
UnitedGlobalCom, Inc. Cl.A ..................        997,400          15,085,675
                                                                  --------------

Cellular Communications-0.3%
Grupo Iusacell, SA de CV (ADR) (Mexico)(a) ..        250,000           2,781,250
                                                                  --------------

Entertainment & Leisure-4.9%
Carnival Corp. ..............................      1,475,600          33,477,675
Royal Caribbean Cruises, Ltd. ...............        719,400          14,258,508
                                                                  --------------
                                                                      47,736,183
                                                                  --------------
Gaming-3.6%
Park Place Entertainment Corp.(a) ...........      2,600,000          34,937,500
                                                                  --------------

Restaurants & Lodging-2.3%
Extended Stay America, Inc.(a) ..............      1,334,400          16,596,600
Starwood Hotels & Resorts Worldwide, Inc. ...        180,000           5,760,000
                                                                  --------------
                                                                      22,356,600
                                                                  --------------
Retail-General Merchandise-3.9%
Bed Bath & Beyond, Inc.(a) ..................      1,200,000          24,975,000
Family Dollar Stores, Inc. ..................        650,000          12,634,375
                                                                  --------------
                                                                      37,609,375
                                                                  --------------
Toys-0.4%
Mattel, Inc. ................................        320,000           4,040,000
Miscellaneous-1.2%
Edison Schools, Inc.(a) .....................        480,900          11,601,713
                                                                  --------------
                                                                     291,032,671
                                                                  --------------
Finance-26.1%
Brokerage & Money Management-9.7%
Edwards (A.G.), Inc. ........................        600,000          26,887,500
Legg Mason, Inc. ............................      1,456,300          66,443,688
                                                                  --------------
                                                                      93,331,188
                                                                  --------------
Insurance-11.5%
ACE, Ltd. ...................................        850,000          33,575,000
CNA Financial Corp.(a) ......................      1,450,000          53,921,875
PMI Group, Inc. .............................        375,000          23,835,937
                                                                  --------------
                                                                     111,332,812
                                                                  --------------

Real Estate-0.7%
Boston Properties, Inc. .....................        167,500           7,108,281
                                                                  --------------


--------------------------------------------------------------------------------
                                                           THE ALLIANCE FUND o 9

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                               Shares               Value
--------------------------------------------------------------------------------

Miscellaneous-4.2%
Associates First Capital Corp. Cl.A .........      1,100,000      $   38,843,750
Concord EFS, Inc.(a) ........................         29,200           1,273,850
                                                                  --------------
                                                                      40,117,600
                                                                  --------------
                                                                     251,889,881
                                                                  --------------
Utilities-12.9%
Telephone Utility-12.9%
Global Telesystems Group, Inc.(a) ...........      1,329,900           1,662,375
Millicom International Cellular, SA (ADR)
  (Luxembourg)(a) ...........................      1,435,000          32,287,500
Telephone & Data Systems, Inc. ..............        515,000          46,504,500
United States Cellular Corp.(a) .............        725,000          40,962,500
Western Wireless Corp. Cl.A(a) ..............         75,000           2,976,562
                                                                  --------------
                                                                     124,393,437
                                                                  --------------
Health Care-9.3%
Biotechnology-3.6%
Affymetrix, Inc.(a) .........................         50,000           2,950,000
Applera Corp.-Applied Biosystems Group ......        315,000          26,026,875
Human Genome Sciences, Inc.(a) ..............        100,000           6,218,750
                                                                  --------------
                                                                      35,195,625
                                                                  --------------
Medical Services-5.7%
Health Management Associates, Inc.(a) .......      2,000,000          42,625,000
IMS Health, Inc. ............................        440,900          12,345,200
                                                                  --------------
                                                                      54,970,200
                                                                  --------------
                                                                      90,165,825
                                                                  --------------
Technology-8.7%
Communication Equipment-2.3%
NTL, Inc.(a) ................................        842,500          22,958,125
                                                                  --------------

Computer Peripherals-0.8%
StorageNetworks, Inc.(a) ....................        250,000           7,343,750
                                                                  --------------

Computer Software-2.5%
Amdocs, Ltd.(a) .............................        350,000          18,943,750
Amdocs, Ltd. 6.75% cv. preferred stock ......        105,000           4,987,500
                                                                  --------------
                                                                      23,931,250
                                                                  --------------
Contract Manufacturing-2.5%
Flextronics International, Ltd. (ADR)
  (Singapore)(a) ............................        775,000          19,423,438
Sanmina Corp.(a) ............................         30,000           2,287,500
Solectron Corp.(a) ..........................         90,800           2,542,400
                                                                  --------------
                                                                      24,253,338
                                                                  --------------
Semi-Conductor Components-0.6%
Altera Corp.(a) .............................        240,000           5,745,000
                                                                  --------------
                                                                      84,231,463
                                                                  --------------


--------------------------------------------------------------------------------
10 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                        PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Energy-4.3%
Domestic Integrated-2.5%
Kerr-McGee Corp. ............................        400,000      $   24,325,000
                                                                  --------------

Oil Services-1.2%
Stolt Offshore, SA (ADR)
  (United Kingdom)(a) .......................      1,200,000          11,100,000
                                                                  --------------

Miscellaneous-0.6%
Dynegy, Inc. CI.A ...........................        100,000           4,425,000
Stolt Offshore, SA(a) .......................        130,000           1,186,250
                                                                  --------------
                                                                       5,611,250
                                                                  --------------
                                                                      41,036,250
                                                                  --------------

Consumer Staples-2.6%
Household Products-2.6%
Viad Corp. ..................................      1,120,000          25,410,000
                                                                  --------------

Capital Goods-1.5%
Machinery-0.3%
Deere & Co. .................................         75,000           3,051,563
                                                                  --------------

Miscellaneous-1.2%
Mohawk Industries, Inc.(a) ..................        493,100          11,680,306
                                                                  --------------
                                                                      14,731,869
                                                                  --------------
Multi-Industry Companies-0.5%
U.S. Industries, Inc. .......................        728,000           4,868,500
                                                                  --------------

Basic Industry-0.3%
Chemicals-0.3%
Dow Chemical Co. ............................        100,000           3,056,250
                                                                  --------------

Consumer Manufacturing-0.2%
Auto & Related-0.2%
Monaco Coach Corp.(a) .......................        141,800           2,144,725
                                                                  --------------

Total Common & Preferred Stocks
   (cost $857,435,249) ......................                        932,960,871
                                                                  --------------


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 11

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

                                                   Principal
                                                      Amount
Company                                                (000)               Value
--------------------------------------------------------------------------------

CONVERTIBLE BOND-0.3%
Communication Equipment-0.3%
NTL, Inc.
  7.00%, 12/15/08
  (cost $5,373,389) .........................         $3,100      $    2,677,625
                                                                  --------------

SHORT-TERM INVESTMENT-0.3%
Time Deposit-0.3%
State Street Euro Dollar
  6.00%, 12/01/00
  (amortized cost $3,317,000) ...............          3,317           3,317,000
                                                                  --------------

Total Investments-97.1%
  (cost $866,125,638) .......................                        938,955,496
Other assets less liabilities-2.9% ..........                         27,941,924
                                                                  --------------

Net Assets-100% .............................                     $  966,897,420
                                                                  ==============

(a)   Non-income producing security.

      Glossary:
      ADR - American Depositary Receipt.
      See notes to financial statements.


--------------------------------------------------------------------------------
12 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2000

Assets
Investments in securities, at value
  (cost $866,125,638) .......................................       $938,955,496
Cash ........................................................                996
Receivable for investment securities sold ...................         29,344,295
Dividends and interest receivable ...........................            729,179
Receivable for capital stock sold ...........................            493,912
                                                                    ------------
Total assets ................................................        969,523,878
                                                                    ------------
Liabilities
Payable for capital stock redeemed ..........................          1,396,909
Management fee payable ......................................            596,621
Distribution fee payable ....................................            251,792
Accrued expenses ............................................            381,136
                                                                    ------------
Total liabilities ...........................................          2,626,458
                                                                    ------------
Net Assets ..................................................       $966,897,420
                                                                    ------------
Composition of Net Assets
Capital stock, at par .......................................       $  1,679,497
Additional paid-in capital ..................................        845,442,729
Accumulated net realized gain on
  investments transactions ..................................         46,945,336
Net unrealized appreciation of investments ..................         72,829,858
                                                                    ------------
                                                                    $966,897,420
                                                                    ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
  ($856,955,818 / 147,019,091 shares of capital stock
  issued and outstanding) ...................................              $5.83
Sales charge--4.25% of public offering price ................                .26
                                                                           -----
Maximum offering price ......................................              $6.09
                                                                           =====
Class B Shares
Net asset value and offering price per share
  ($81,569,141 / 15,652,389 shares of capital stock
  issued and outstanding) ...................................              $5.21
                                                                           =====
Class C Shares
Net asset value and offering price per share
  ($20,067,997 / 3,861,943 shares of capital stock
  issued and outstanding) ...................................              $5.20
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($8,304,464 / 1,416,266 shares of capital stock
  issued and outstanding) ...................................              $5.86
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 13

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2000

Investment Income
Dividends (net of foreign taxes
  withheld of $152,843) ................        $   4,815,648
Interest ...............................            1,086,129     $   5,901,777
                                                -------------
Expenses
Management fee .........................            8,151,071
Distribution fee - Class A .............            2,248,153
Distribution fee - Class B .............            1,000,757
Distribution fee - Class C .............              285,844
Transfer agency ........................            1,196,390
Custodian ..............................              252,060
Printing ...............................              160,380
Administrative .........................              134,474
Audit and legal ........................              105,345
Registration ...........................               41,101
Directors' fees ........................               26,430
Miscellaneous ..........................                9,650
                                                -------------
Total expenses .........................                             13,611,655
                                                                  -------------
Net investment loss ....................                             (7,709,878)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ........................                             55,783,987
Net change in unrealized
   appreciation/depreciation
   of investments ......................                           (218,522,897)
                                                                  -------------
Net loss on investments ................                           (162,738,910)
                                                                  -------------
Net Decrease in Net Assets
   from Operations .....................                          $(170,448,788)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                            Year Ended             Year Ended
                                            November 30,          November 30,
                                               2000                  1999
                                          ---------------       ---------------

Increase (Decrease) in Net Assets
from Operations
Net investment loss .................     $    (7,709,878)      $    (5,690,446)
Net realized gain on investments
  transactions ......................          55,783,987           115,329,294
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities.        (218,522,897)          239,978,038
                                          ---------------       ---------------
Net increase (decrease) in net assets
  from operations ...................        (170,448,788)          349,616,886
Distributions to Shareholders from:
Net realized gain on investments
  Class A ...........................         (94,535,667)          (60,710,238)
  Class B ...........................          (9,448,891)           (5,904,101)
  Class C ...........................          (2,609,183)           (1,431,253)
  Advisor Class .....................            (842,449)             (728,071)
Capital Stock Transactions
Net decrease ........................         (23,237,608)          (83,996,950)
                                          ---------------       ---------------
Total increase (decrease) ...........        (301,122,586)          196,846,273
Net Assets
Beginning of period .................       1,268,020,006         1,071,173,733
                                          ---------------       ---------------
End of period .......................     $   966,897,420       $ 1,268,020,006
                                          ===============       ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 15

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2000

NOTE A
Significant Accounting Policies

The Alliance Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange, on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
16 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and foreign exchange currency contracts, currency gains and losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; tem-


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

porary differences, do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to a net operating loss, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE B
Management Fee and Other Transactions With Affiliates

Under the terms of the management agreement, the Fund pays Alliance Capital Management L.P. (the "Manager"), a fee at an annual rate of .75% on the first $500 million of average daily net assets, .65% on the next $500 million of average daily net assets and .55% on average daily net assets in excess of $1 billion. The fee is accrued daily and paid monthly.

Pursuant to the management agreement, the Fund paid $134,474 to the Manager representing the cost of certain legal and accounting services provided to the Fund by the Manager for the year ended November 30, 2000.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $931,126 for the year ended November 30, 2000.

For the year ended November 30, 2000, the Fund's expenses were reduced by $72,626 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Manager, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $4,965 from the sales of Class A shares and $21,317, $159,081 and $10,569 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2000.

Brokerage commissions paid on investment transactions for the year ended November 30, 2000, amounted to $3,187,375. For the period from December 1, 1999 to October 31, 2000, $153,786 was paid to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to November 30, 2000, brokerage commissions of $9,440 were paid to SCB directly.

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Dis-


--------------------------------------------------------------------------------
18 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

tributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $7,006,987 and $1,803,880, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Manager may use its own resources to finance the distribution of the Fund's shares.

NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,022,801,819 and $1,208,055,109, respectively, for the year ended November 30, 2000. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2000. At November 30, 2000, the cost of investments for federal income tax purposes was 867,220,710. Gross unrealized appreciation of investments was $182,109,806 and gross unrealized depreciation of investments was $110,375,020, resulting in net unrealized appreciation of $71,734,786.

NOTE E
Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              -------------------------------       -------------------------------------
                          Shares                                    Amount
              -------------------------------       -------------------------------------
                Year Ended         Year Ended            Year Ended            Year Ended
               November 30,       November 30,          November 30,          November 30,
                      2000               1999                  2000                  1999
               ---------------------------------------------------------------------------
Class A
Shares sold                245,042,915         78,847,137       $ 1,688,769,680       $   535,441,819
-----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions             10,655,326          8,843,508            74,480,704            48,374,343
-----------------------------------------------------------------------------------------------------
Shares converted
  from Class B                 359,700            432,073             2,460,901             2,915,800
-----------------------------------------------------------------------------------------------------
Shares redeemed           (258,487,043)       (98,265,614)       (1,791,134,218)         (661,975,638)
-----------------------------------------------------------------------------------------------------
Net decrease                (2,429,102)       (10,142,896)      $   (25,422,933)      $   (75,243,676)
=====================================================================================================

Class B
Shares sold                  4,071,950          4,895,002       $    25,519,366       $    29,907,592
-----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions              1,409,582          1,096,542             8,880,331             5,504,704
-----------------------------------------------------------------------------------------------------
Shares converted
  to Class A                  (400,440)          (473,310)           (2,460,901)           (2,915,800)
-----------------------------------------------------------------------------------------------------
Shares redeemed             (4,254,041)        (6,192,029)          (26,594,921)          (36,644,330)
-----------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   827,051           (673,795)      $     5,343,875       $    (4,147,834)
=====================================================================================================

Class C
Shares sold                 58,183,925         63,782,370       $   362,802,261       $   386,287,376
-----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                399,720            276,384             2,514,321             1,384,760
-----------------------------------------------------------------------------------------------------
Shares redeemed            (58,804,904)       (63,833,017)         (369,184,257)         (388,642,258)
-----------------------------------------------------------------------------------------------------
Net increase
  (decrease)                  (221,259)           225,737       $    (3,867,675)      $      (970,122)
=====================================================================================================

Advisor Class
Shares sold                    410,232            357,391       $     2,800,697       $     2,395,697
-----------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions                119,848            131,889               841,331               722,752
-----------------------------------------------------------------------------------------------------
Shares redeemed               (429,482)        (1,063,852)           (2,932,903)           (6,753,767)
-----------------------------------------------------------------------------------------------------
Net increase
  (decrease)                   100,598           (574,572)      $       709,125       $    (3,635,318)
=====================================================================================================


--------------------------------------------------------------------------------
20 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                --------------------------------------------------------------------------------
                                                                         Class A
                                --------------------------------------------------------------------------------
                                                              Year Ended November 30,
                                --------------------------------------------------------------------------------
                                    2000              1999              1998              1997              1996
                                --------------------------------------------------------------------------------
Net asset value,
  beginning of period .......   $   7.55        $     5.97          $   8.70        $     7.71          $   7.72
                                --------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment
  income (loss) .............       (.04)(a)          (.03)(a)          (.02)(a)          (.02)(a)           .02
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............      (1.04)             2.00              (.54)             2.09              1.06
                                --------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................      (1.08)             1.97              (.56)             2.07              1.08
                                --------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........       -0-               -0-               -0-              (.02)             (.02)
Distributions from net
  realized gains ............      (.64)             (.39)            (2.17)            (1.06)            (1.07)
                                --------------------------------------------------------------------------------
Total dividends and
  distributions .............      (.64)             (.39)            (2.17)            (1.08)            (1.09)
                               --------------------------------------------------------------------------------
Net asset value,
  end of period .............   $   5.83        $     7.55          $   5.97        $     8.70          $   7.71
                                ================================================================================
Total Return
Total investment return based
  on net asset value(b)  ....    (15.73)%           35.37%            (8.48)%           31.82%            16.49%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........   $856,956        $1,128,166          $953,181        $1,201,435          $999,067
Ratio of expenses to
  average net assets ........      1.04%             1.06%             1.03%             1.03%             1.04%
Ratio of net investment
  income (loss) to average
  net assets ................      (.55)%            (.41)%            (.36)%            (.29)%             .30%
Portfolio turnover rate .....        86%               97%              106%              158%               80%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 21

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -------------------------------------------------------------------------
                                                                      Class B
                                   -------------------------------------------------------------------------
                                                             Year Ended November 30,
                                   -------------------------------------------------------------------------
                                       2000            1999             1998            1997            1996
                                   -------------------------------------------------------------------------
Net asset value,
  beginning of period .......      $  6.87         $   5.51          $  8.25         $  7.40         $  7.49
                                   -------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss .........         (.09)(a)         (.07)(a)         (.07)(a)        (.08)(a)        (.01)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............         (.93)            1.82             (.50)           1.99             .99
                                   -------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................        (1.02)            1.75             (.57)           1.91             .98
                                   -------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............         (.64)            (.39)           (2.17)          (1.06)          (1.07)
                                   -------------------------------------------------------------------------
Net asset value,
  end of period .............      $  5.21         $   6.87          $  5.51         $  8.25         $  7.40
                                   =========================================================================
Total Return
Total investment return based
  on net asset value(b)  ....       (16.48)%          34.24%           (9.27)%         30.74%          15.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $81,569         $101,858          $85,456         $70,461         $44,450
Ratio of expenses to
  average net assets ........         1.87%            1.89%            1.84%           1.85%           1.87%
Ratio of net investment loss
  to average net assets .....        (1.39)%          (1.23)%          (1.17)%         (1.12)%          (.53)%
Portfolio turnover rate .....           86%              97%             106%            158%             80%

See footnote summary on page 24.


--------------------------------------------------------------------------------
22 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ---------------------------------------------------------------------------
                                                                      Class C
                                   ---------------------------------------------------------------------------
                                                              Year Ended November 30,
                                   ---------------------------------------------------------------------------
                                      2000             1999             1998             1997             1996
                                   ---------------------------------------------------------------------------
Net asset value,
  beginning of period .......      $  6.86          $  5.50          $  8.26          $  7.41          $  7.50
                                   ---------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss .........         (.09)(a)         (.08)(a)         (.07)(a)         (.08)(a)         (.02)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ..............         (.93)            1.83             (.52)            1.99             1.00
                                   ---------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ................        (1.02)            1.75             (.59)            1.91              .98
                                   ---------------------------------------------------------------------------
Less: Distributions
Distributions from net
  realized gains ............         (.64)            (.39)           (2.17)           (1.06)           (1.07)
                                   ---------------------------------------------------------------------------
Net asset value,
  end of period .............      $  5.20          $  6.86          $  5.50          $  8.26          $  7.41
                                   ===========================================================================
Total Return
Total investment return based
  on net asset value(b)  ....       (16.51)%          34.31%           (9.58)%          30.72%           15.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $20,068          $28,025          $21,231          $18,871          $13,899
Ratio of expenses to
  average net assets ........         1.86%            1.86%            1.84%            1.83%            1.86%
Ratio of net investment loss
  to average net assets .....        (1.34)%          (1.22)%          (1.18)%          (1.10)%           (.51)%
Portfolio turnover rate .....           86%              97%             106%             158%              80%

See footnote summary on page 24.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 23

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   ----------------------------------------------------------------------
                                                                Advisor Class
                                   ----------------------------------------------------------------------
                                                                                               October 2,
                                                    Year Ended November 30,                    1996(c) to
                                   ------------------------------------------------------    November 30,
                                      2000           1999            1998            1997            1996
                                   ----------------------------------------------------------------------
Net asset value,
  beginning of period .........    $  7.58         $ 5.98         $  8.69         $  7.71          $ 6.99
                                   ----------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss ...........       (.02)(a)       (.01)(a)        (.01)(a)        (.02)(a)         -0-
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................      (1.06)          2.00            (.53)           2.10             .72
                                   ----------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................      (1.08)          1.99            (.54)           2.08             .72
                                   ----------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........        -0-            -0-             -0-            (.04)            -0-
Distributions from net
  realized gains ..............       (.64)          (.39)          (2.17)          (1.06)            -0-
                                   ----------------------------------------------------------------------
Total dividends and
  distributions ...............       (.64)          (.39)          (2.17)          (1.10)            -0-
                                   ----------------------------------------------------------------------
Net asset value,
  end of period ...............    $  5.86         $ 7.58         $  5.98         $  8.69          $ 7.71
                                   ======================================================================
Total Return
Total investment return based
  on net asset value(b) .......     (15.66)%        35.66%          (8.19)%         32.00%          10.30%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............    $ 8,304        $ 9,970         $11,305         $10,275          $1,083
Ratio of expenses to
  average net assets ..........        .83%           .85%            .83%            .83%            .89%(d)
Ratio of net investment
  income (loss) to average
  net assets ..................       (.35)%         (.20)%          (.16)%          (.21)%           .38%(d)
Portfolio turnover rate .......         86%            97%            106%            158%             80%

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c)   Commencement of distribution.
(d)   Annualized.


--------------------------------------------------------------------------------
24 o THE ALLIANCE FUND

--------------------------------------------------------------------------------
                                                           REPORT OF INDEPENDENT
                                                                     ACCOUNTANTS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and
Shareholders of The Alliance
Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Alliance Fund, Inc. (the "Fund") at November 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 19, 2001

TAX INFORMATION
(unaudited)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the Fund paid $53,548,809 of capital gain distributions during the fiscal year ended November 30, 2000, which are subject to a maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
                                                          THE ALLIANCE FUND o 25

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

GLOSSARY OF INVESTMENT TERMS

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

medium-capitalization or mid-cap company

Refers to a company with an average market capitalization.

portfolio

The collection of securities that make up a fund's or an investor's investments.

price-to-earnings (P/E) ratio

What an investor pays for a security versus a company's earnings per share of outstanding stock.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


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                                                                ALLIANCE CAPITAL
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ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $474 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 38 of the FORTUNE 100 companies and public retirement funds in 35 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 585 investment professionals in 28 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 10/2/00.


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                                                          THE ALLIANCE FUND o 27

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ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------------------------------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


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                                                              BOARD OF DIRECTORS
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BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Alden M. Stewart, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


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                                                          THE ALLIANCE FUND o 29
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ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------------------------------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


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NOTES


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                                                          THE ALLIANCE FUND o 31
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NOTES


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32 o THE ALLIANCE FUND
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The Alliance Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

ALLAR1100

010208